UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 16, 2025

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on September 16, 2025, at 10:00 a.m., Eastern Time. The meeting will be completely virtual and will be conducted solely online via live webcast. There will not be a physical location for the Meeting.

You will be able to attend the Meeting virtually and to vote and submit questions prior to and during the Meeting by visiting https://meetnow.global/MC7JQGV and entering the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials).

At the Meeting, stockholders will be asked to vote on the following matters:

(1)	to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to (i) if deemed necessary by our Board of Directors to maintain or regain compliance with the minimum closing bid price requirement for continued listing on Nasdaq, effect a reverse split of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-8, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Meeting, and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split (the “Reverse Split Proposal”);

(2)	to approve the issuance of shares of common stock in connection with the conversion of shares of Series C Preferred Stock, and the elimination of limitations on the voting of Series C Preferred Stock (the “Series C Proposal”);

(3)	to approve the issuance of shares of common stock in connection with the conversion of shares of Series D Preferred Stock, and the elimination of limitations on the voting of Series D Preferred Stock (the “Series D Proposal”);

(4)	to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Split Proposal, the Series C Proposal, or the Series D Proposal (the “Adjournment Proposal”); and

(5)	such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The matters listed above are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on July 18, 2025 as the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting or any adjournments or postponements. The list of stockholders of record as of the record date will be made available for inspection at the Meeting and will also be available for inspection during the ten days preceding the Meeting at the Company’s offices located at 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801. We are distributing proxy materials online rather than mailing printed copies, as it allows us to expedite delivery to our stockholders through a lower cost, more environmentally responsible method. You will not receive printed copies unless you request them by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you previously received.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROVIDE TO US YOUR VOTING INSTRUCTIONS IN ONE OF THE FOLLOWING WAYS AS PROMPTLY AS POSSIBLE:

By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI-SPC to complete an electronic proxy card. If you vote by telephone, call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials).

By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided.

On behalf of the Board of Directors and the employees of Biofrontera Inc., we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E. Fred Leffler, III
Chief Executive Officer & Chairman	Chief Financial Officer

August 5, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2025: THE COMPANY’S PROXY MATERIALS ARE AVAILABLE AT

http://www.edocumentview.com/BFRI-SPC.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the Special Meeting of Stockholders to be held on September 16, 2025

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the Special Meeting (the “Meeting”), to be held on September 16, 2025, at 10:00 a.m., Eastern Time, in a virtual-only format, and any adjournments or postponements.

Only stockholders as of the record date of July 18, 2025 may attend the Meeting. At the close of business on the record date, we had outstanding 10,138,567 shares of our common stock, par value $0.001 per share (the “Common Stock”), and 20,753 shares of our preferred stock, par value $0.001 per share (the “Preferred Stock”). We made our proxy materials available to stockholders on or about August 6, 2025. Our proxy materials include the Notice of the Special Meeting, this Proxy Statement, and the proxy card. These proxy materials, other than the proxy card, which is available only with the printed materials, can be accessed at http://www.edocumentview.com/BFRI-SPC.

You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply follow the instructions below to vote. The matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

i

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have made our proxy materials available because the Board of Directors is soliciting your proxy to vote at the Meeting or any adjournments or postponements.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

A:	We are following Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet by mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. You will not receive a paper copy of the proxy materials by mail unless you request it. All stockholders have the ability to access the proxy materials over the Internet.

Q:	How can I access the proxy materials over the Internet?

A:	Your Notice of Internet Availability of Proxy Materials or proxy card contains instructions on how to:

■	View our proxy materials for the Meeting on the Internet at http://www.edocumentview.com/BFRI-SPC; and

■	Instruct us to send our future proxy materials to you by e-mail.

Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

Q:	What proposals are being presented for stockholder votes at the Meeting?

A:	The following proposals are being presented for stockholder votes at the Meeting:

●	Proposal No. 1- approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to (i) if deemed necessary by our Board of Directors to maintain or regain compliance with the minimum closing bid price requirement for continued listing on Nasdaq, effect a reverse split of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-8, with the exact ratio to be set within that range at the discretion of our Board, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Meeting, and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our Common Stock in the same ratio as is selected for the reverse stock split; and

●	Proposal No. 2 – approval of the issuance of shares of Common Stock in connection with the conversion of shares of Series C Preferred Stock, and the elimination of limitations on the voting of Series C Preferred Stock.

●	Proposal No. 3 – approval of the issuance of shares of Common Stock in connection with the conversion of shares of Series D Preferred Stock, and the elimination of limitations on the voting of Series D Preferred Stock.

●	Proposal No. 4 – approval of the adjournment of the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Split Proposal, the Series C Proposal, or the Series D Proposal.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, and 4.

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Q:	Why has the Board recommended that you vote “FOR” the Reverse Split Proposal?

A:

As disclosed in our previous SEC filings, we received a letter from The Nasdaq Stock Market LLC (“Nasdaq”), informing us that because the closing bid price for our Common Stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, we do not comply with the minimum closing bid price requirement for continued listing on Nasdaq. We must regain compliance with the minimum closing bid price requirement no later than November 5, 2025. The Board considers it important for the Company to maintain its Nasdaq listing. Delisting could adversely affect the trading market for the Common Stock. Further, delisting would adversely affect the Company’s ability to access the capital markets or pursue acquisitions.

To provide flexibility to enable us to prevent our stock from being delisted from Nasdaq based on the minimum share price requirement, our Board has adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our certificate of incorporation authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio in the range of 1-for-3 to 1-for-8, with such ratio to be determined by the Board and included in a public announcement (the “Reverse Split”), and granting the Board the discretion to file a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Split, or to abandon the Reverse Split altogether. The primary goal of the Reverse Split is to increase the per share market price of our Common Stock to meet and maintain the minimum per share bid price requirements for continued listing on Nasdaq.

The form of the proposed certificate of amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. The certificate of amendment would effect the Reverse Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Split, but will not increase the par value of our Common Stock. Stockholders are urged to carefully read Appendix A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

The Board believes that stockholder approval of the Reverse Split is necessary to assure compliance with the Nasdaq’s minimum bid price requirement. There is no guarantee that the price of the Company’s Common Stock will be sufficient to meet the minimum bid price requirement, even if there are positive business developments in the near future that could result in an increase in the trading price of our Common Stock in the next few months.

The Board intends to monitor the closing bid price of its Common Stock before effecting the Reverse Stock Split. If, based on the bid price of the Company’s Common Stock closing at or above $1.00 per share for a minimum of 10 consecutive trading days, the Company achieves compliance with the minimum bid price requirement prior to effecting the Reverse Split, the Board does not intend to effect the Reverse Split. If the Company achieves compliance with the bid price requirement and subsequently fails to comply with the bid price requirement, the Board may effect the Reverse Split. If the Board does not decide to effect the Reverse Split prior to the one-year anniversary of the date on which the Reverse Split Proposal is approved by the Company’s stockholders, the authority granted to the Board pursuant to the Reverse Split Proposal to implement the Reverse Split will terminate.

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Q:	Why am I being asked to approve the Series C Proposal and the Series D Proposal?

A:

On June 30, 2025, the Company signed an agreement (the “Agreement”) with its former parent company Biofrontera AG and its subsidiaries pursuant to which the Company will acquire all rights in the United States (the “U.S. Rights”) to Ameluz® and RhodoLED® (the “Strategic Transaction”). Pursuant to the Agreement, the Company will now pay a royalty of 12% in years where Ameluz® revenue in the United States is less than $65.0 million and a royalty of 15% when Ameluz® revenue in the United States exceeds $65.0 million. The royalty will replace the transfer pricing model under the Company’s Second Amended and Restated License and Supply Agreement (the “LSA”) by and among the Company, Biofrontera AG and Biofrontera AG’s subsidiaries.

In exchange for the U.S. Rights, in addition to the aforementioned royalty and an agreement to transfer to the Company all costs associated with the U.S. business, Biofrontera AG will receive 3,019 shares of Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), which represents a 10% equity stake in the Company on a fully-diluted basis, taking into account the issuance of the Series C Preferred Stock (as defined below).

As a condition to the Strategic Transaction, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors, pursuant to which the Company agreed to issue and sell, in a private placement (the “Series C Preferred Offering”), up to 11,000 shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), at a price of $1,000 per share of Series C Preferred Stock, or an aggregate offering price of $11.0 million. The purpose of the Series C Preferred Offering was to provide the Company with financing necessary for the Company to continue its operations, including satisfying certain financial obligations to Biofrontera AG which originated from the LSA and survived under the terms of the Strategic Transaction.

Our Common Stock is listed on Nasdaq, and, as a result, we are subject to the Nasdaq listing standards set forth in the Nasdaq Listing Rules. Nasdaq Listing Rule 5635 limits the number of shares or percentage of voting power that can be issued or granted without prior stockholder approval. Generally, this limitation applies to issuances of 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

Companies sometimes comply with the 20% limitation in this rule by placing a “cap” on the number of shares that can be issued in the transaction or limitations on voting power, such that there cannot, under any circumstances, be an issuance of 20% or more of the common stock or voting power previously outstanding without prior stockholder approval. Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock, dated as of June 30, 2025 (the “Series C Certificate of Designation”), a holder of Series C Preferred Stock will be entitled to one vote for each whole share of Common Stock into which the holder’s Series C Preferred Stock is then convertible on all matters submitted to a vote of stockholders; however, the aggregate total number of shares of the Common Stock that may be issued to all Series C Preferred Stockholders upon conversion of the Series C Preferred Stock shall not exceed the number of shares equal to 19.99% of the outstanding Common Stock as of June 27, 2025 (the “Cap”) until the Company’s stockholders approve the Series C Proposal, to the extent that such approval is required by Nasdaq Listing Rule 5635. The Series C Certificate of Designation and the Purchase Agreement require the Company to seek stockholder approval of the Series C Proposal and, if not approved, to submit the Series C Proposal for approval of the Company’s stockholders at least semi-annually until such approval is obtained.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series D Convertible Preferred Stock, dated as of June 30, 2025 (the “Series D Certificate of Designation”) provides that holders of the Series D Preferred Stock may not exercise their voting or conversion rights until the Company’s stockholders approve the Series D Proposal, to the extent that such approval is required by Nasdaq Listing Rule 5635. The Series D Certificate of Designation requires the Company to seek stockholder approval of the Series D Proposal and, if not approved, to submit the Series D Proposal for approval of the Company’s stockholders at least semi-annually until such approval is obtained.

Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will have designated the following individuals as your proxy holders for the Meeting: our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D.; our Chief Financial Officer, Eugene Frederick (Fred) Leffler III; and our Corporate Counsel, Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Meeting will be voted in accordance with your specific instructions. If you provide a proxy but do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” Proposals 1, 2, 3 and 4. With respect to any other proposal that properly comes before the Meeting, the proxy holders will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

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Q:	Who can vote at the Meeting and how many votes is each share entitled?

A:	Only certain stockholders of record at the close of business on the record date will be entitled to vote at the Meeting. At the close of business on the record date, there were 10,138,567 shares of Common Stock outstanding, representing a total of 10,138,567 votes entitled to be cast on each of Proposals 1, 2, 3, and 4, and 17,734 shares of Preferred Stock outstanding, representing 2,296,840 votes entitled to be cast on Proposals 1, 713,190 votes entitled to be cast on Proposal 2, 2,296,840 votes entitled to be cast on Proposal 3, and 2,296,840 votes entitled to be cast on Proposal 4. The Series B Preferred Stock represents 713,190 votes entitled to be cast on each of Proposals 1, 2, 3, and 4. The Series C Preferred Stock represents 1,583,650 votes entitled to be cast on Proposal 1, no votes entitled to be cast on Proposal 2, 1,583,650 votes entitled to be cast on Proposal 3, and 1,583,650 votes entitled to be cast on Proposal 4. The Series D Preferred Stock cannot be voted at the Meeting. The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date and vote as a single class.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. Whether or not you plan to attend the Meeting, we urge you to submit a proxy as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the processes for voting your stock.

If you wish to vote at the Meeting, you will be required to obtain and submit to the Company a “legal proxy” in your name from your broker, bank, or other agent before the meeting by following the instructions you receive from your broker, bank, or other agent. For more information on submitting a legal proxy, please see the Question “How can I attend the Meeting with the ability to ask a question and/or vote?” below.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares of Common Stock and Preferred Stock you owned as of the close of business on the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How many votes am I entitled to?

A:	Common Stock

Each share of Common Stock held as of the close of business on the record date is entitled to one vote on the matters presented at the Meeting.

Preferred Stock

Pursuant to the Certificate of Designation that created the Preferred Stock, if you hold any shares of Preferred Stock as of the close of business on the record date, you are entitled to vote those shares of Preferred Stock on an as-converted basis, up to any applicable ownership limitation and subject to any voting limitations. The exact number of additional votes on the matters presented at the Meeting will vary from holder to holder.

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Q:	How may I vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote your shares by mail, internet or telephone, or by voting at the Meeting. We urge you to vote your shares by proxy before the Meeting to ensure that your vote is counted.

●	By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To vote your shares using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, your shares will be voted as you direct.

●	By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI-SPC to complete an electronic proxy card. If you vote by telephone call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials). Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on September 15, 2025 for your vote to be counted.

●	By voting at the Meeting. You may vote your shares during the virtual-only Meeting. See the instructions in the Notice of the Special Meeting to attend the meeting virtually and vote your shares. To vote during the virtual-only Meeting, you will need the 16-digit control number from the proxy card.

If you are a holder of Preferred Stock and you vote by any of the means listed above, all of the votes you are entitled to based on your holdings of Common Stock and Preferred Stock as of the record date will be voted in the manner you instruct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

If you wish to vote at the Meeting, you will be required to obtain and submit to the Company a legal proxy in your name from your broker, bank, or other agent before the meeting by following the instructions you receive from your broker, bank, or other agent. For more information on submitting a legal proxy, please see the Question “How can I attend the Meeting with the ability to ask a question and/or vote?” below.

Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by returning a proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker or nominee will be able to vote your shares only on proposals that are “routine” matters. At the Meeting, only the Reverse Split Proposal (Proposal No. 1) is considered a routine matter. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a legal proxy from your broker or other nominee in order to vote your shares electronically at the Meeting. This ensures that your shares will be voted at the Meeting in the manner you desire.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” Proposals 1, 2, 3, and 4. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

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Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the vote at the Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may, subject to the voting deadlines that are described on the proxy card or voting instruction form (as applicable): (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; or (2) submit a later-dated proxy (either by mail, internet or telephone). You may also revoke your proxy by attending and voting at the virtual-only Meeting.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

If you are a holder of Preferred Stock and you change your vote or revoke your proxy at any time before the final vote at the Meeting, your actions will apply to all of the votes you are entitled to cast.

Q:	Who can help answer my questions?

A:	If you have any additional questions about the Meeting or how to vote, submit a proxy or revoke your proxy, or you need physical copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Meeting requires a quorum. A quorum will be present if holders of shares representing one-third of the voting power of our shares issued and outstanding on the record date are present at the Meeting, except as otherwise required by law. Abstentions, votes withheld, and shares held by brokers that are voted on any matter will be included in the calculation of the number of shares considered present at the Meeting for purposes of determining the existence of a quorum. Shares held by brokers or other nominees that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is not present at the Meeting, then any officer entitled to preside at or to act as secretary of the Meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the Meeting, until a quorum is present or represented. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called Meeting.

Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when a broker, bank or other nominee or intermediary holding shares in street name submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the non-routine matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Meeting, but will not be counted for purposes of determining the number of votes present or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs.

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Q:	What are the voting requirements for each Proposal?

A:	Proposal No. 1: The affirmative vote of a majority of the shares of the Company that are outstanding and entitled to vote on the matter at the Meeting is required to approve the Reverse Split Proposal. Abstentions and broker non-votes will have the same effect as a vote against the Reverse Split Proposal. Because we believe that this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Proposal No. 2: The affirmative vote of a majority of the votes cast on this proposal is required to approve the Series C Proposal. Abstentions and broker non-votes will have no effect on the results of this vote. The approval of the Series C Proposal is expressly conditioned upon the separate approval of the Series D Proposal, meaning that, if the Series C Proposal is approved by an affirmative vote a majority of the votes cast on the Series C Proposal, but the Series D Proposal is not approved by an affirmative vote a majority of the votes cast on the Series D Proposal, then the Series C Proposal will be deemed to have not been approved.

Proposal No. 3: The affirmative vote of a majority of the votes cast on this proposal is required to approve the Series D Proposal. Abstentions and broker non-votes will have no effect on the results of this vote. The approval of the Series D Proposal is expressly conditioned upon the separate approval of the Series C Proposal, meaning that, if the Series D Proposal is approved by an affirmative vote a majority of the votes cast on the Series D Proposal, but the Series C Proposal is not approved by an affirmative vote a majority of the votes cast on the Series C Proposal, then the Series D Proposal will be deemed to have not been approved.

Proposal No. 4: The affirmative vote of a majority of the votes cast on this proposal is required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

Q:	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the Proxy Statement?

A:	You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all of your shares are represented and voted at the Meeting.

Q:	Where can I find the voting results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K, to be filed with the Securities and Exchange Commission following the Meeting.

Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders will vote your shares on any additional matters properly presented for a vote at the Meeting in accordance with recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., serving as inspector of elections, will tabulate the votes.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We have retained Georgeson LLC to act as a proxy solicitor for the Meeting. We have agreed to pay Georgeson $16,500, plus reasonable out-of-pocket expenses, for proxy solicitation services and, if needed, additional fees for telephone solicitation. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners, and we may reimburse them for their reasonable expenses incurred in so doing.

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Q:	How can I attend the Meeting with the ability to ask a question and/or vote?

A:	The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast.

As a stockholder of record as of the record date, you will be able to attend the Meeting online, ask questions and vote by visiting meetnow.global/MC7JQGV and following the instructions on your Notice of Internet Availability of Proxy Materials or proxy card.

If you are a beneficial holder holding your shares through an intermediary and want to attend the Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Meeting

Submit proof of your legal proxy from your broker or bank reflecting your Biofrontera Inc. holdings, along with your name and email address, to Computershare, as indicated below.

Requests for registration as set forth above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 15, 2025. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a legal proxy, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Biofrontera Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Meeting

Please go to meetnow.global/MC7JQGV for more information on the available options and registration instructions.

The Meeting will begin online promptly at 10:00 a.m., Eastern Time on September 16, 2025. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of the applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

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PROPOSAL NO. 1- APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

The Board is asking stockholders to approve the Reverse Split Proposal. The form of the Certificate of Amendment to the Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware (the “Amendment”) is set forth as Appendix A to this proxy statement. Although such filing is within the control of the Board, we expect such filing to be made shortly after the approval by the stockholders of the Reverse Split Proposal. The Amendment will become effective, at such date as is determined by the Board, upon the filing of the Amendment with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”), but in no event earlier than the date of the Meeting or later than the one-year anniversary of the date on which the Reverse Split Proposal is approved by the Company’s stockholders. Moreover, even if the Amendment is approved by the stockholders, the Board reserves the right, at its discretion, to abandon the Amendment prior to the Effective Time if it determines that abandoning the Amendment is in our best interests. No further action on the part of stockholders would be required to either effect or abandon the Amendment.

The text of the Amendment is subject to modification to include such changes as may be required by the General Corporation Law of the State of Delaware (the “DGCL”) and as the Board deems necessary and advisable to effect the Amendment.

A brief description of the Reverse Split Proposal is set out below.

Purpose of the Reverse Split

The Board seeks your approval of the Reverse Split so as to facilitate an increase in the per share trading price of our Common Stock, which is publicly traded and listed on the Nasdaq Capital Market under the symbol, “BFRI,” in order to regain compliance with the minimum bid price requirement as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”), for continued listing on the Nasdaq. Accordingly, we believe that effecting the Reverse Split would be in our and our stockholders’ best interests.

On May 8, 2025, the Company received a notice letter (the “Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that, based upon the closing bid price of the Common Stock, for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain the Minimum Bid Requirement.

To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for ten consecutive business days at some point during the period of 180 calendar days from the date of the Notice, or November 5, 2025. If the Company does not regain compliance with the minimum bid price requirement by November 5, 2025, Nasdaq may grant the Company a second period of 180 calendar days to regain compliance. To qualify for this additional compliance period, the Company would be required to meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for Nasdaq, other than the minimum bid price requirement. The Company would also be required to notify Nasdaq of its intent to cure the minimum bid price deficiency. If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

In addition, the Board believes that the Reverse Split may the Common Stock a more attractive and cost-effective investment for many investors, which in turn may enhance the liquidity of the holders of the Common Stock, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors, and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. The Reverse Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

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Risks of Non-Approval

Failure to approve the Reverse Split Proposal may potentially have serious, adverse effects on the Company and its stockholders. The Common Stock could be delisted from the Nasdaq because shares of the Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with Nasdaq Listing Rule 5550(a)(2). Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity of the Common Stock.

As of the Record Date, the Common Stock closed at $0.88 per share on Nasdaq. Reducing the number of outstanding shares of Common Stock should, absent other factors, generally increase the per share market price of the Common Stock. Although the intent of the Reverse Split is to increase the price of the Common Stock, there can be no assurance that even if the Reverse Split is effected the bid price of the Common Stock will be sufficient, over time, for the Company to regain or maintain compliance with the Minimum Bid Requirement.

Principal Effects of the Reverse Split

Depending on the ratio for the Reverse Split determined by the Board, a minimum of five and a maximum of twenty-five shares of existing Common Stock will be combined into one new share of Common Stock. Based on 10,138,567 shares of Common Stock issued and outstanding as of the Record Date (not including Common Stock into which Preferred Stock could have been converted on the Record Date), immediately following the Reverse Split, the Company would have approximately 3,379,522 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Split is one-for-three (1:3), and approximately 1,267,321 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Split is one-for-eight (1:8). Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding (not including Common Stock into which Preferred Stock could have been converted on the Record Date, and without giving effect to rounding for fractional shares) following the transaction between approximately 1,267,321 and 3,379,522 shares. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split.

The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board.

The Reverse Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Split would result in fractional shares, as described above. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power, except to the extent the Reverse Split would result in fractional shares, as described above.

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Reverse Split is effective, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. We expect that, following the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, and, assuming that the Company meets the Minimum Bid Price Requirement, that our Common Stock will continue to be quoted on The Nasdaq Capital Market under the symbol “BFRI.”

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Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial owners holding our Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive shares of post-Reverse Split Common Stock, as the exchange will be automatic.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units and Warrants

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board.

Certain Risks and Potential Disadvantages Associated with a Reverse Split

We cannot assure stockholders that the proposed Reverse Split will sufficiently increase our stock price or be completed before Nasdaq commences delisting procedures. The effect of a Reverse Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies, including those in our industry, is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after the Reverse Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement the Reverse Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Split. If we continue to fail to meet Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.

The proposed Reverse Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Split, which would be exacerbated if the stock price does not increase following the Reverse Split. In addition, the Reverse Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Split may not achieve the desired results of increasing marketability and liquidity as described above.

Stockholders should also keep in mind that the implementation of the Reverse Split will not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our Common Stock decline after a Reverse Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

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Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. Instead, we will issue one full share of post-reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Split as that stockholder did immediately prior to the Reverse Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Authorized Shares of Capital Stock

Under our Amended and Restated Certificate of Incorporation, we are currently authorized to issue up to a total of 90,000,000 shares of capital stock, comprised of 70,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. Authorized shares represent the number of shares of Common Stock that we are permitted to issue under our Amended and Restated Certificate of Incorporation. If the Reverse Split Proposal is implemented, the Amendment would also reduce both the number of issued and outstanding shares of Common Stock and the number of authorized shares of Common Stock in the same ratio as is selected for the Reverse Split.

As a result, immediately following the Reverse Split, the number of authorized shares of Common Stock will be 23,333,333 if the ratio for the Reverse Split selected is one-for-three (1:3), and the number of authorized shares of Common Stock will be 8,750,000 if the ratio for the Reverse Split is one-for-eight (1:8). Any other ratio selected within such range would result in the number of authorized shares of Common Stock following the transaction to be between 8,750,000 and 23,333,333 shares.

As a result of the decrease in authorized shares of Common Stock that will occur if and when the Reverse Split is effected, the same proportion of authorized but unissued shares of Common Stock to shares of Common Stock authorized and issued (or reserved for issuance, including any treasury shares) would be maintained as of the Effective Time (except for any changes as a result of the treatment of fractional shares).

If the Reverse Split is abandoned or deemed to be abandoned by our Board, the decrease in the number of authorized shares will also be abandoned or deemed to be abandoned by our Board.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Split, and we will not independently provide our stockholders with any such rights.

Accounting Matters

The Reverse Split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse stock split, the stated capital account on our balance sheet attributable to the Common Stock will be reduced by up to 96% of its present amount, as the case may be, based on the ratio for the reverse stock split as determined by our Board, with the additional paid-in capital account being credited with the amount by which the stated capital account is reduced. The per share net loss and net book value of our Common Stock will be retroactively adjusted for each period because there will be fewer shares of our Common Stock outstanding for all periods presented.

U.S. Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split to the holders of our Common Stock. It addresses only stockholders who hold our Common Stock as capital assets. It does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, such as U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income, and the effect on stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.

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This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Split.

The Reverse Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our Common Stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our Common Stock in lieu of a fractional share, the adjusted basis of the new shares of Common Stock will be the same as the adjusted basis of the Common Stock exchanged for such new shares. The holding period of the new, post-Reverse Split shares of the Common Stock resulting from implementation of the Reverse Split will include the stockholder’s respective holding periods for the pre-Reverse Split shares. Stockholders who acquired their shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

As described above in “Fractional Shares”, no fractional shares of our Common Stock will be issued as a result of the Reverse Split. Instead, we will issue one (1) full share of the post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our Common Stock are not clear. A stockholder who receives one (1) whole share of our Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our Common Stock, depending upon the state in which such holder resides or does business. Accordingly, stockholders should consult with their own tax advisors with respect to all of the potential tax consequences of the Reverse Split.

Reservation of Right to Abandon Reverse Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the Reverse Split Proposal is approved by our stockholders at the Meeting. By voting in favor of the Reverse Split, you are expressly also authorizing the Board to delay, not proceed with, or abandon the Reverse Split and the Certificate of Amendment if the Board should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Consequences if the Reverse Split is Not Approved

In the event that the Reverse Split is not approved, there is a significant likelihood that we will be delisted from the Nasdaq Capital Market. If we are unable to achieve an increase in our stock price and our Common Stock is subsequently delisted, it could significantly and negatively affect our ability to obtain debt or equity financing in order to support Company operations.

Required Vote of Stockholders

The approval of the Reverse Split Proposal requires the affirmative vote of a majority of our outstanding shares of Common Stock entitled to vote on the Reverse Split Proposal at the Meeting. Abstentions will be counted as votes against the proposal. Because we believe that this proposal is considered a routine matter, discretionary votes by brokers will be counted.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 2 – SERIES C PROPOSAL

As discussed in greater detail above under the heading “QUESTIONS AND ANSWERS – Q: Why am I being asked to approve the Series C Proposal and Series D Proposal?” in connection with the Strategic Transaction, the Company entered into the Purchase Agreement providing for the purchase of the Series C Preferred Stock by certain investors in order to fund the Company’s continued operations and satisfy certain financial obligations to Biofrontera AG which originated from the LSA and survived under the terms of the Strategic Transaction. The Series C Certificate of Designation and the Purchase Agreement require the Company to seek stockholder approval of the Series C Proposal for the purpose of Company’s compliance with Nasdaq Listing Rule 5635. Accordingly, we are asking our stockholders to approve the issuance of shares of Common Stock in excess of the Cap (the number of shares equal to 19.99% of the outstanding Common Stock as of June 27, 2025) in connection with the conversion of shares of Series C Preferred Stock that have been or may be issued in connection with the Series C Preferred Offering and the elimination of the restrictions limiting the voting power of shares of Series C Preferred Stock by the Cap. This proposal is not seeking stockholder approval to enter into or consummate the transactions contemplated by the Agreement or the Purchase Agreement or to issue the Series C Preferred Stock. The approval of this proposal is expressly conditioned upon the separate approval of the Series D Proposal.

As of August 1, 2025, 8,500 of the 11,000 shares of Series C Preferred Stock authorized to be issued by the Series C Certificate of Designation have been issued.

Summary of Terms of the Series C Preferred Stock; Restrictions on Voting Rights, Conversion, and Liquidation

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred Stock are set forth in the Series C Certificate of Designation. A summary of the principal terms of the Series C Preferred Stock are set forth below. Defined terms used in this section “Summary of Terms of the Series C Preferred Stock; Restrictions on Voting Rights, Conversion, and Liquidation” that are not defined herein shall have the meaning given to such term in the Series C Certificate of Designation, which is attached as Appendix B.

Voting Rights. Subject to certain limitations described in the Series C Certificate of Designation, the Series C Preferred Stock is voting stock. Holders of the Series C Preferred Stock are entitled to vote together with the Common Stock on an as-converted basis. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series C Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series C Preferred Stock is then-convertible on all matters submitted to a vote of stockholders, subject to certain limitations described in the Series C Certificate of Designation, including as described below.

Unless and until the Company has obtained the approval of the Series C Proposal, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series C Preferred Stock (solely for purposes of calculating the number of aggregate votes that the holders of Series C Preferred Stock are entitled to on an as-converted basis) shall not exceed the Cap. Notwithstanding the foregoing, the holders of the Series C Preferred Stock are not entitled to vote together with the Common Stock on an as-converted-basis with regard to the Series C Proposal.

Conversion. Pursuant to the Series C Certificate of Designation, each share of Series C Preferred Stock is, subject to the Cap prior to the approval of the Series C Proposal and certain other limitations specified in the Series C Certification of Designation, immediately convertible at the option of the holders thereof into the number of shares of the Company’s Common Stock equal to $1,000 per share divided by 0.6249, rounded down to the nearest whole share.

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Liquidation. Prior to the approval of the Series C Proposal, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, including a change of control transaction, or Deemed Liquidation Event (any such event, a “Liquidation”) the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Company by reason of their ownership thereof, an amount per share equal to the greater of (i) three times the Original Series C Per Share Price, together with any dividends accrued but unpaid thereon (the “Series C Liquidation Preference”) or (ii) such amount per share as would have been payable had all shares of Series C Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth in the Series C Certificate of Designation or otherwise) immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series C Liquidation Amount”). If upon any such Liquidation, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full Series C Liquidation Preference, the holders of shares of Series C Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series C Liquidation Amount and all other amounts due to holders of shares of any class of stock that is pari passu with the Series C Preferred Stock, the remaining assets of the Company available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series C Preferred Stock pursuant to the Series C Certificate of Designation shall be distributed among the holders of shares of Common Stock and shares of any class of stock that is junior to the Series C Preferred Stock, pro rata based on the number of shares held by each such holder (or in accordance with the provisions set forth in the applicable Certificate of Designation of Preferences, Rights and Limitations for any class of stock that is junior to the Series D Preferred Stock).

Following the approval of the Series C Proposal, upon any Liquidation, the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Series C Preferred Stock, Series D Preferred Stock, any other classes of capital stock with liquidation rights and Common Stock, pro rata based on the number of shares of Common Stock held by each such holder, treating for this purpose all shares of Series C Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Series C Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Series C Certificate of Designation or otherwise.

Primary Effects of this Proposal

In the event that stockholders approve the Series C Proposal, the holders of shares of our Series C Preferred Stock that have been, or may in the future be, issued in connection with the Series C Preferred Offering will have the right, subject to any applicable beneficial ownership limitation but not any limitations in relation to the Cap, to (i) vote together with the Common Stock on an as-converted basis on matters submitted to the stockholders, and (ii) convert the shares of Series C Preferred Stock held by them into shares of our Common Stock. The additional shares of Common Stock that would become issuable upon conversion of the Series C Preferred Stock would have the same rights and privileges as the shares of the Company’s currently outstanding Common Stock. The issuance of such shares will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders and may result in a decline in the price of our Common Stock or in greater price volatility.

As of July 18, 2025, the total number of shares of our Common Stock that may be issued upon conversion of outstanding shares of our Series C Preferred Stock (and voted on an as-converted basis), without taking into consideration any beneficial ownership limitations, was 13,602,176 shares of Common Stock. Assuming our stockholders approve the Series C Proposal and Series D Proposal, the number of additional shares of our Common Stock that may be issued upon conversion of outstanding shares of our Series C Preferred Stock and Series D Preferred Stock (and voted on an as-converted basis), without taking into consideration any beneficial ownership limitations, will be 28,571,916 shares of Common Stock (with 13,602,176 being convertible from Series C Preferred Stock and 4,831,173 being convertible from Series D Preferred Stock).

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In the event that our stockholders do not approve the Series C Proposal, then holders of the outstanding shares of Series C Preferred Stock that have been, or may in the future be, issued in connection with the Series C Preferred Offering will not be able to convert such shares into shares of our Common Stock or vote such shares without being subject to the Cap restrictions. Additionally, the Company and its subsidiaries will be prohibited from taking the following actions without the consent of the holders of a majority of the then outstanding shares of Series C Preferred Stock: effecting any liquidation; materially changing the nature of our business; amending or waiving any provision of our organizational documents in a manner that adversely or disproportionately affects the rights, preferences, privileges or power of the shares of Series C Preferred Stock; issuing additional equity securities senior to or pari passu with the Series C Preferred Stock; paying any dividends on the Common Stock or any equity securities junior to or pari passu with the Series C Preferred Stock or repurchasing any equity interests (other than repurchases of, or dividends paid (including through payment-in-kind) on, the shares of Series C Preferred Stock or dividends paid solely in the form of equity securities junior to the Series C Preferred Stock); entering into or becoming a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person or entity except for transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Company’s Board of Directors; selling, assigning, licensing, pledging, or encumbering material technology or intellectual property, other than licenses granted in the ordinary course of business; or entering into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $1,000,000. Failure to receive approval of this proposal may limit our ability (a) to issue Series C Preferred Stock in satisfaction of our obligations under the Purchase Agreement in the future and (b) to raise the additional capital required to fund the Company’s continued operations and satisfy certain financial obligations to Biofrontera AG which originated from the LSA and survived under the terms of the Strategic Transaction. Except for certain exempt issuances, from June 27, 2025 until the later of (i) June 27, 2026, and (ii) 30 days after the later of the effective date and receipt of the approval of this proposal, neither the Company nor any subsidiary of the Company is permitted to issue shares of Common Stock or Common Stock equivalents (subject to extensions in certain circumstances). Further, pursuant to our obligations under the Purchase Agreement and the Series C Certificate of Designation, in the event that our stockholders do not approve the Series C Proposal, we will be required to submit the Series C Proposal for approval of the Company’s stockholders at least semi-annually until such approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur significant expenses and would divert our management’s attention from the operation of our business, which could materially harm our business. Further, if the Series C Proposal is not approved, then the Series D Proposal will also be deemed to have not been approved. As such, the primary effects of our stockholders not approving the Series D Proposal described under “PROPOSAL NO. 3 – SERIES D PROPOSAL - Primary Effects of this Proposal” would also apply.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except Heikki Lanckriet, one of our directors, is also a director of Biofrontera AG, the holder of the Series D Preferred Stock.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on this proposal is required to approve the Series C Proposal. Abstentions and broker non-votes will have no effect on the results of this vote. The approval of the Series C Proposal is expressly conditioned upon the separate approval of the Series D Proposal, meaning that, if the Series C Proposal is approved by an affirmative vote a majority of the votes cast on the Series C Proposal, but the Series D Proposal is not approved by an affirmative vote a majority of the votes cast on the Series D Proposal, then the Series C Proposal will be deemed to have not been approved.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SERIES C PROPOSAL.

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PROPOSAL NO. 3 – SERIES D PROPOSAL

As discussed in greater detail above under the heading “QUESTIONS AND ANSWERS – Q: Why am I being asked to approve the Series C Proposal and Series D Proposal?” in connection with the Strategic Transaction, Biofrontera AG will receive 3,019 shares of Series D Preferred Stock. The Series D Certificate of Designation and the Agreement require the Company to seek stockholder approval of the Series D Proposal for the purpose of Company’s compliance with Nasdaq Listing Rule 5635. Accordingly, we are asking our stockholders to approve the issuance of shares of our Common Stock in connection with the conversion of shares of Series D Preferred Stock that have been issued in connection with the Strategic Transaction and the elimination of the restrictions limiting the voting power of shares of Series D Preferred Stock. This proposal is not seeking stockholder approval to enter into or consummate the transactions contemplated by the Purchase Agreement or to issue the Series D Preferred Stock. The approval of this proposal is expressly conditioned upon the separate approval of the Series C Proposal.

As of August 1, 2025, all 3,019 shares of Series D Preferred Stock authorized to be issued by the Series D Certificate of Designation have been issued.

Summary of Terms of the Series D Preferred Stock; Restrictions on Voting Rights, Conversion, and Liquidation

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series D Preferred Stock are set forth in the Series D Certificate of Designation. A summary of the principal terms of the Series D Preferred Stock are set forth below. Defined terms used in this section “Summary of Terms of the Series D Preferred Stock; Restrictions on Voting Rights, Conversion, and Liquidation” that are not defined herein shall have the meaning given to such term in the Series D Certificate of Designation, which is attached as Appendix C.

Voting Rights. Subject to certain limitations described in the Series D Certificate of Designation, the Series D Preferred Stock is voting stock. Holders of the Series D Preferred Stock are entitled to vote together with the Common Stock on an as-converted basis. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series D Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series D Preferred Stock is then-convertible on all matters submitted to a vote of stockholders, subject to certain limitations described in the Series D Certificate of Designation. Notwithstanding the foregoing, holders of the Series D Preferred Stock are not entitled to vote together with the Common Stock prior to the approval of the Series D Proposal.

Conversion. Pursuant to the Series D Certificate of Designation, each share of Series D Preferred Stock is, subject to certain limitations specified in the Series D Certification of Designation, immediately convertible at the option of the holders thereof into the number of shares of the Company’s Common Stock equal to $1,000 per share divided by 0.6249, rounded down to the nearest whole share. Notwithstanding the foregoing, holders of the Series D Preferred Stock are not entitled to convert their shares of Series D Preferred Stock into Common Stock prior to the approval of the Series D Proposal.

Liquidation. Prior to the approval of the Series D Proposal, in the event of any Liquidation the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Company by reason of their ownership thereof, an amount per share equal to the greater of (i) three times the Conversion Value, together with any dividends accrued but unpaid thereon (the “Series D Liquidation Preference”) or (ii) such amount per share as would have been payable had all shares of Series D Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth in the Series D Certificate of Designation or otherwise) immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series D Liquidation Amount”). If upon any such Liquidation, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full Series D Liquidation Preference, the holders of shares of Series D Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series D Liquidation Amount and all other amounts due to holders of shares of any class of stock that is pari passu with the Series D Preferred Stock, the remaining assets of the Company available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series D Preferred Stock pursuant to the Series D Certificate of Designation shall be distributed among the holders of shares of Common Stock and shares of any class of stock that is junior to the Series D Preferred Stock, pro rata based on the number of shares held by each such holder (or in accordance with the provisions set forth in the applicable Certificate of Designation of Preferences, Rights and Limitations for any class of stock that is junior to the Series D Preferred Stock).

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Following the approval of the Series D Proposal, upon any Liquidation, the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Series D Preferred Stock, Series C Preferred Stock, any other classes of capital stock with liquidation rights and Common Stock, pro rata based on the number of shares of Common Stock held by each such holder, treating for this purpose all shares of Series D Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Series D Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Series D Certificate of Designation or otherwise.

Primary Effects of this Proposal

In the event that stockholders approve the Series D Proposal, the holders of shares of our Series D Preferred Stock that have been, or may in the future be, issued in connection with the Series D Preferred Offering will have the right, subject to any applicable beneficial ownership limitation, to (i) vote together with the Common Stock on an as-converted basis on matters submitted to the stockholders, and (ii) convert the shares of Series D Preferred Stock held by them into shares of our Common Stock. The additional shares of Common Stock that would become issuable upon conversion of the Series D Preferred Stock would have the same rights and privileges as the shares of the Company’s currently outstanding Common Stock. The issuance of such shares will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders and may result in a decline in the price of our Common Stock or in greater price volatility.

As of July 18, 2025, the total number of shares of our Common Stock that may be issued upon conversion of outstanding shares of our Series D Preferred Stock and voted on an as-converted basis, was zero shares of Common Stock. Assuming our stockholders approve the Series C Proposal and Series D Proposal, the number of additional shares of our Common Stock that may be issued upon conversion of outstanding shares of our Series C Preferred Stock and Series D Preferred Stock (and voted on an as-converted basis), without taking into consideration any beneficial ownership limitations, will be 18,433,349 shares of Common Stock (with 13,602,176 being convertible from Series C Preferred Stock and 4,831,173 being convertible from Series D Preferred Stock).

In the event that our stockholders do not approve the Series D Proposal, then holders of the outstanding shares of Series D Preferred Stock that have been issued in connection with the Strategic Offering will not be able to convert such shares into shares of our Common Stock or vote such shares. Additionally, pursuant to our obligations under the Agreement and the Series D Certificate of Designation, in the event that our stockholders do not approve the Series D Proposal, we will be required to submit the Series D Proposal for approval of the Company’s stockholders at least semi-annually until such approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur significant expenses and would divert our management’s attention from the operation of our business, which could materially harm our business. Further, if the Series D Proposal is not approved, then the Series C Proposal will also be deemed to have not been approved. As such, the primary effects of our stockholders not approving the Series C Proposal described under “PROPOSAL NO. 2 – SERIES C PROPOSAL - Primary Effects of this Proposal” would also apply.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except Heikki Lanckriet, one of our directors, is also a director of Biofrontera AG, the holder of the Series D Preferred Stock.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on this proposal is required to approve the Series D Proposal. Abstentions and broker non-votes will have no effect on the results of this vote. The approval of the Series D Proposal is expressly conditioned upon the separate approval of the Series C Proposal, meaning that, if the Series D Proposal is approved by an affirmative vote a majority of the votes cast on the Series D Proposal, but the Series C Proposal is not approved by an affirmative vote a majority of the votes cast on the Series C Proposal, then the Series D Proposal will be deemed to have not been approved.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SERIES D PROPOSAL.

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PROPOSAL NO. 4 – ADJOURNMENT PROPOSAL

We are asking you to vote to approve one or more adjournments of the Meeting to a later date or dates, if necessary, so that we can solicit additional proxies if there are insufficient votes to approve the Reverse Split Proposal, the Series C Proposal, or the Series D Proposal at the time of the Meeting or if we do not have a quorum.

If our stockholders approve this Adjournment Proposal, we could adjourn the Meeting and any reconvened session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the Reverse Split Proposal, the Series C Proposal, or the Series D Proposal. Among other things, approval of this Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Reverse Split Proposal, the Series C Proposal, or the Series D Proposal such that such proposal or proposals would be defeated, we could adjourn the Meeting without a vote on the approval of such proposal or proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposal or proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

Our Board believes that it is in the best interests of the Company and our stockholders to be able to adjourn the Meeting to a later date or dates, if necessary, in the circumstances described above.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on this proposal is required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of July 18, 2025 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its Common Stock.

	Beneficial Ownership		Options Exercisable and Restricted Stock Units Vesting
Beneficial Owner	Number of Shares	Percent of Total	within 60 Days(1)
Greater than 5% stockholders other than executive officers and directors:
Investor Company ITF Rosalind Master Fund L.P.(2)	976,891	9.9%	–
The Hewlett Fund LP(3)	684,456	7.1%	–
Entities affiliated with AIGH Capital Management, LLC(4)	946,945	9.9%	–

Named Executive officers and directors:
Prof. Hermann Luebbert, Ph.D.	152,711	2.6%	105,961
Fred Leffler	87,500	1.5%	61,050
John J. Borer III, J.D.	–	*	21,100
Heikki Lanckriet, Ph.D.	–	*	20,000
Beth J. Hoffman, Ph.D.	–	*	21,100
Kevin D. Weber	–	*	21,100
	–	*
All current executive officers and directors as a group (6 persons)	240,211	4.8%	250,311

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	The 105,961 shares for Prof. Luebbert represent options that will have vested within 60 days of the date of July 18, 2025. The 61,050 shares for Mr. Leffler represent the options that will have vested within 60 days after July 18, 2025.

(2)	Includes 644,393 shares of Common Stock and 332,498 shares of Common Stock issuable upon the conversion of Preferred Stock. Each of Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these securities. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of Rosalind Master Fund L.P. is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(3)	Includes 550,221 shares of Common Stock and 134,235 shares of Common Stock issuable upon the conversion of Preferred Stock. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(4)	Includes (i) 589,102 shares of Common Stock owned by AIGH Investment Partners, L.P. (“AIGH”), (ii) 325,108 shares of Common Stock owned by WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“WVP-AIGH”), and (iii) 32,735 shares of Common Stock issuable upon the conversion of Preferred Stock held by AIGH and/or WVP-AIGH. Orin Hirschman is the managing member of AIGH Capital Management, LLC, who is an advisor with respect to the securities held by AIGH and a sub-advisor with respect to the securities held by WVP-AIGH. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH Capital Management, LLC and directly held by AIGH. As such, Mr. Hirschman may be deemed to be the beneficial owner of the securities set forth in (i), (ii), and (iii) above. The address for Mr. Hirschman and each of the affiliated entities is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

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OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Meeting any matters other than those specified in the Notice of the Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Meeting, the proxy holders specified in this Proxy Statement and in the accompanying proxy card intend to vote the shares represented by them in accordance the Board of Director’s recommendations, to the extent permitted by applicable laws and regulations.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2026 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth below. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials. In order to be considered timely for the 2026 Annual Meeting of Stockholders, such proposal must be received by our Corporate Secretary, at 120 Presidential Way, Suite 320, Woburn, MA 01801, no later than January 2, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Outside of Rule 14a-8 of the Exchange Act, the Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than February 12, 2026 and no later than March 14, 2026. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Company nominees).

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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APPENDIX A

FORM OF REVERSE STOCK SPLIT AMENDMENT

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

BIOFRONTERA INC.

Biofrontera Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing the Article FOURTH, so that, as amended, the first paragraph of said Article FOURTH shall be amended and restated as follows:

The total number of shares of capital stock that the Corporation has the authority to issue shall be (i) [_____________________________] shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

SECOND. At [__] a.m./p.m. on [____](the “Split Effective Time”), every [___] [(_)] issued and outstanding shares of the Corporation’s common stock, par value $.0001 per share, as of the date and time immediately preceding the Split Effective Time (the “Old Shares”), shall automatically be reclassified as and converted into one (1) validly issued, fully paid and non-assessable share of common stock of the Corporation (the “New Shares”) without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Split”). Further, every right, option and warrant to acquire Old Shares outstanding immediately prior to the Split Effective Time shall, as of the Split Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) New Share for every [___] [(_)] Old Shares, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted). No fractional shares shall be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall receive that number of New Shares based on the conversion ratio of their shares of Old Shares to New Shares set forth above, rounded up to the next whole share of common stock.

THIRD. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

FOURTH. That this amendment was duly authorized by the holders of a majority of the voting stock of the Corporation entitled to vote at a duly authorized meeting of the stockholders of the Corporation held on [___]. Said amendment was duly adopted in accordance with the provisions of the DGCL.

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IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [__] day of [______________________________________________].

BIOFRONTERA INC.

By:
Hermann Luebbert
Chief Executive Officer

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APPENDIX B

CERTIFICATE OF DESIGNATION

OF PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES C CONVERTIBLE PREFERRED STOCK,

DATED AS OF JUNE 30, 2025

See attached.

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Execution Version

BIOFRONTERA INC.

Certificate of Designation of Preferences, Rights and Limitations
of
Series C Convertible Preferred Stock

Pursuant To Section 151 of the Delaware General Corporation Law

BIOFRONTERA INC., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Sections 141(c) and 151 of the DGCL, the following resolution was duly adopted by a committee of the Board of Directors of the Corporation acting upon authority delegated by the Board of Directors, which resolution remains in full force and effect on the date hereof:

RESOLVED, pursuant to authority expressly set forth in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the issuance of a series of Preferred Stock designated as the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation is hereby authorized and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series) are hereby fixed, and the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock is hereby approved as follows:

SERIES C CONVERTIBLE PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Cap” means the number of shares equal to 19.99% of the Corporation’s outstanding Common Stock as calculated in accordance with Rule 13d-3 of the Securities and Exchange Act of 1934, as amended, as of the Signing Date.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified into.

“Conversion Date” means the date on which the Series C Preferred Stock is converted pursuant to Section 6.

“Conversion Price” means, for the Series C Preferred Stock, $0.6249 per share of Common Stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms hereof.

“Deemed Liquidation Event” means (a) a merger or consolidation in which (i) the Corporation is a constituent party or (ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“DGCL” shall mean the Delaware General Corporation Law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Series C Preferred Stock.

“Issuance Date” means June 30, 2025.

“Liquidation” has the meaning set forth in Section 5(a).

“Liquidation Preference” has the meaning set forth in Section 5(a).

“Original Per Share Price” means $1,000 per share.

“Maximum Percentage” has the meaning set forth in Section 6(d).

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proposal” has the meaning set forth in Section 8.

“Requisite Holders” means Holders of a majority of the then outstanding shares of Series C Preferred Stock, voting together as a single class.

“Securities Purchase Agreement” means the agreement for the initial purchase and sale of the Series C Preferred Stock.

“Series C Liquidation Amount” has the meaning set forth in Section 5(a).

“Series C Preferred Stock” has the meaning set forth in Section 2(a).

“Series D Preferred Stock” means the Series D Convertible Preferred Stock, par value $0.001 per share, of the Corporation, expected to be created contemporaneously with the Series C Preferred Stock.

“Signing Date” means the effective date of the Securities Purchase Agreement.

“Stockholder Approval” means the date that the Corporation’s stockholders first approve the Proposal.

“Trading Day” means a day on which the Common Stock is traded for any period on a principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

Section 2. Designation, Amount and Par Value; Assignment; Ranking.

(a) The distinctive serial designations of the series of Preferred Stock designated by this Certificate of Designation shall be designated as the Corporation’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”). Each share of Series C Preferred Stock shall be identical in all respects to every other share of Series C Preferred Stock. The number of shares of Series C Preferred Stock so designated shall be 11,000. The Series C Preferred Stock shall have a par value of $0.001 per share.

Series C Certificate of Designation	Page 2

(b) The Corporation shall register shares of the Series C Preferred Stock, upon records to be maintained by the Corporation’s transfer agent for that purpose (the “Series C Preferred Stock Register”), in the name of the Holders thereof from time to time. The Corporation and its transfer agent may deem and treat the registered Holder of shares of Series C Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. Shares of Series C Preferred Stock may be issued solely in book-entry form. The Corporation or its transfer agent shall register the transfer of any shares of Series C Preferred Stock in the Series C Preferred Stock Register, upon surrender of the shares of Series C Preferred Stock evidencing such shares to be transferred, to the Corporation’s transfer agent. Upon any such registration or transfer, a new or book-entry notation evidencing the shares of Series C Preferred Stock so transferred shall be issued to the transferee and a new book-entry notation evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within two Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

(c) Prior to the Stockholder Approval, the Series C Preferred Stock will be pari passu with the Series D Preferred Stock and senior to the Common Stock and all other series or classes of stock and equity securities of the Corporation with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary Liquidation, dissolution or winding up of the affairs of the Corporation.

(d) The Corporation shall not issue or authorize any class of stock with voting rights, liquidation rights or distribution rights senior to the Series C Preferred Stock without the consent of the Requisite Holders.

Section 3. Dividends.

(a) At all times following the Issuance Date, while shares of Series C Preferred Stock are issued and outstanding, holders of Series C Preferred Stock shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series C Preferred Stock equal (on an as-if-converted-to-Common-Stock basis as set forth in Section 6(a) and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. If such dividends are not declared and paid in cash prior to the Stockholder Approval, the dividend amounts will be added to the aggregate Liquidation Preference then outstanding of the Series C Preferred Stock (such dividends will accumulate and will be included (i) in the payments made upon redemption or Liquidation and (ii) for purposes of conversion and voting, but not to exceed the Cap).

Section 4. Voting Rights.

(a) Subject to the last sentence of this Section 4 and Section 6(d), the Series C Preferred Stock is voting stock. Holders of the Series C Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis as determined by dividing the aggregate Original Share Price of all shares of Series C Preferred Stock held by each Holder, together with any dividends declared but unpaid thereon with respect to such shares of Series C Preferred Stock, by the Conversion Price; provided that the voting power of each Holder (including all shares of Common Stock held by such Holder) does not exceed the Maximum Percentage. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series C Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series C Preferred Stock is then-convertible, subject to the Maximum Percentage, on all matters submitted to a vote of stockholders. Until the Stockholder Approval, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series C Preferred Stock (solely for purposes of calculating the number of aggregate votes the Holders of Series C Preferred Stock are entitled to on an as-if-converted basis) shall not exceed the Cap, and if the number of shares is equal to the Cap, each Holder of Series C Preferred Stock will be able to vote the number of shares equal to (i) the percentage of outstanding shares of Series C Preferred Stock held by such Holder, multiplied by (ii) the Cap but in no event in excess of the Maximum Percentage. Notwithstanding the foregoing, the Holders of Series C Preferred Stock are not entitled to vote together with the Common Stock on an as-if-converted basis on the Proposal.

(b) In addition to Section 4(a), prior to the Requisite Approval, neither the Corporation nor any of its subsidiaries shall take any of the following actions without the consent of the Requisite Holders:

(i) effect any Liquidation;

(ii) materially change the nature of the Corporation’s business;

(iii) amend or waive any provisions of their respective organizational documents in a manner that adversely and disproportionately affects the rights, preferences, privileges or power of the shares of Series C Preferred Stock;

Series C Certificate of Designation	Page 3

(iv) issue additional equity securities senior to or pari passu with the Series C Preferred Stock (other than up to 3,100 Shares of the Series D Preferred Stock to be issued contemporaneously with the initial issuance of the Series C Preferred Stock);

(v) pay any dividends on the Common Stock or any equity securities junior to or pari passu with the Series C Preferred Stock or repurchase any equity interests (other than repurchases of, or dividends paid (including through payment-in-kind) on, the shares of Series C Preferred Stock or dividends paid solely in the form of equity securities junior to the Series C Preferred Stock);

(vi) enter into or be a party to any transaction with any director, officer, or employee of the Corporation or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person or entity except for transactions made in the ordinary course of business and pursuant to reasonable requirements of the Corporation’s business and upon fair and reasonable terms that are approved by a majority of the Corporation’s Board of Directors;

(vii) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; or

(viii) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Corporation or to the Corporation of money or assets greater than $1,000,000.

Section 5. Liquidation.

(a) Prior to the Stockholder Approval, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including a change of control transaction, or Deemed Liquidation Event (any such event, a “Liquidation”) the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Corporation by reason of their ownership thereof, an amount per share equal to the greater of (i) three times (3X) the Original Per Share Price, together with any dividends declared but unpaid thereon (the “Liquidation Preference”) or (ii) such amount per share as would have been payable had all shares of Series C Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth herein or otherwise) pursuant to Section 6 immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series C Liquidation Amount”). If upon any such Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full Liquidation Preference, the holders of shares of Series C Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series C Liquidation Amount and all other amounts due to holders of shares of any class of stock that is pari passu with the Series C Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series C Preferred Stock pursuant to the paragraph above or to holders of any shares of any class of stock that is pari passu with the Series C Preferred Stock, shall be distributed among the holders of shares of Common Stock and shares of any class of stock that is junior to the Series C Preferred Stock, pro rata based on the number of shares held by each such holder (or in accordance with the provisions set forth in the applicable Certificate of Designation of Preferences, Rights and Limitations for any class of stock that is junior to the Series D Preferred Stock).

(b) Following the Stockholder Approval, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of the shares of Series C Preferred Stock, Series D Preferred Stock, any other classes of capital stock with liquidation rights and Common Stock, pro rata based on the number of shares of Common Stock held by each such holder, treating for this purpose all shares of Series C Preferred Stock as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth herein or otherwise.

Series C Certificate of Designation	Page 4

Section 6. Conversion.

(a) Conversions at Option of Holder. Subject to the limitations set forth in Section 6(d), at the option of the Holder thereof, each share of Series C Preferred Stock shall be convertible into the number of shares of Common Stock equal to the Original Share Price divided by the Conversion Price, rounded down to the nearest whole share. For the avoidance of doubt, when a Holder converts more than one share of Series C Preferred Stock at the same time pursuant to this Section 6, the number of shares issued for the block of shares taken together as a whole will be rounded down to the nearest share.

(b) Mechanics of Conversion.

(i) Notice of Conversion. Holders shall effect conversions by providing the Corporation and its transfer agent with the form of conversion notice attached hereto as Annex A (“Notice of Conversion”), duly completed and executed. The Notice of Conversion must specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, and the number of shares of Common Stock to be issued in respect of the conversion at issue. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the DTC participant account nominated by the Holder through DTC’s Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which such a conversion shall be deemed effective (an “Optional Conversion Date”, or a “Conversion Date”), shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by facsimile or other electronic transmission to, and received during regular business hours by, the Corporation and its transfer agent. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(ii) Delivery of Electronic Issuance Upon Conversion. On or before the earlier of (i) the first (1st) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below), in each case, following the date on which the Holder has delivered a Conversion Notice to the Corporation (the “Share Delivery Date”), the Corporation’s transfer agent shall (a) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the DTC participant account nominated by the Holder through DTC’s DWAC system or (b) if the shares of Series C Preferred stock being converted have been issued in global form eligible for book-entry settlement with DTC, the Conversion Shares shall be delivered to the Holder through book-entry transfer through the facilities of DTC. If in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation and its transfer agent at any time on or before its electronic receipt of such shares, as applicable, in which event the Corporation’s transfer agent shall promptly direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series C Preferred Stock unsuccessfully tendered for conversion to the Corporation. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days on the Corporation’s primary Trading Market with respect to the Common Stock as in effective on the date of delivery of the Notice of Conversion.

(iii) Obligation Absolute. Subject to Holder’s right to rescind a Conversion Notice pursuant to Section 6(b)(ii) above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided that Holder shall not receive duplicate damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

Series C Certificate of Designation	Page 5

(iv) Compensation for Buy-In on Failure to Timely Deliver Shares Upon Conversion. If the Corporation fails to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6(b)(ii) (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required to or otherwise purchases (in an open market transaction or otherwise), shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C Preferred Stock, equal to the number of shares of Series C Preferred Stock, submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(ii). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the shares of Series C Preferred Stock as required pursuant to the terms hereof; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series C Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(ii).

(v) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series C Preferred Stock. Such reservation shall comply without regard to the provisions of Section 6(d). The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, non-assessable and free and clear of all liens and other encumbrances.

(vi) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series C Preferred Stock. All fractional shares shall be rounded down to the nearest whole shares of Common Stock.

Series C Certificate of Designation	Page 6

(vii) Transfer Taxes. The issuance of book entry notations for Conversion Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such book entry notation, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such book entry notation upon conversion in a name other than that of the registered Holder(s) of such shares of Series C Preferred Stock and the Corporation shall not be required to issue or deliver such book entry notation unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(c) Status as Stockholder. Upon each Conversion Date in which the Series C Preferred Stock converts into Common Stock: (i) the shares of Series C Preferred Stock being converted shall be deemed converted into shares of Common Stock; and (ii) the Holder’s rights as a holder of such converted shares of Series C Preferred Stock shall cease and terminate, excepting only the right to receive book entry notations for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C Preferred Stock.

(d) Limitations on Conversion. Prior to the Stockholder Approval, the aggregate total number of shares of the Corporation’s Common Stock that may be issued to all Holders upon conversion of the Series C Preferred Stock shall not exceed the Cap (and each Holder of Series C Preferred Stock will only be permitted to convert their Series C Preferred Stock into the number of shares of Common Stock that is not greater than (i) the percentage of outstanding shares of Series C Preferred Stock held by such Holder, multiplied by (ii) the Cap) but in no event in excess of the Maximum Percentage. Except as set forth in this Section 6(d), a Holder shall not have the right to convert any portion of the Series C Preferred Stock and such Series C Preferred Stock shall not be automatically converted, to the extent that after giving effect to such conversion, such Holder (together with such Holder’s Affiliates, any other Persons acting as a group together, and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unconverted portion of the Series C Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation’s most recent Form 10-K, Proxy Statement, Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder, where such request indicates that it is being made pursuant to this Section 6(d), the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by a Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. Upon delivery of a written notice to the Corporation, a Holder may from time to time increase or decrease the Maximum Percentage to any other percentage and, notwithstanding the foregoing, in no event in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Corporation and (ii) any such increase or decrease will apply only to such Holder and other Attribution Parties and not to any other holder of Series C Preferred Stock, provided, for the avoidance of doubt, that no such decrease shall affect the validity of any prior conversion of the Series C Preferred Stock by Holder or any Attribution Party. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms hereof in excess of the Maximum Percentage shall not be deemed to be beneficially owned by a Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert Series C Preferred Stock pursuant to this Section 6(d) shall have any effect on the applicability of the provisions of this Section 6(d) with respect to any subsequent determination of whether Series C Preferred Stock may be converted. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 6(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations set forth in this Section 6(d) shall not apply to any conversions of the Series C Preferred Stock that occur prior to and expressly in connection with a Deemed Liquidation Event.

Series C Certificate of Designation	Page 7

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while any shares of Series C Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock with respect to the then outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(c) Notice to the Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Other Notices. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of Series C Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice; and provided further, that in each case, the Corporation will only be required to provide such information to the Holder if such information shall have been made known to the public prior to or in conjunction with such notice being provided to the Holder.

Series C Certificate of Designation	Page 8

Section 8. Stockholder Approval. The Corporation shall, as soon as practicable following the Issuance Date, but not more than 30 days thereafter, file a preliminary proxy statement for a vote of its stockholders to approve the issuance of the Series C Preferred Stock and all Conversion Shares to the extent required under Nasdaq Listing Rule 5635 (collectively, the “Proposal”). The Corporation shall, as soon as practicable following notification from the staff of the Commission that it has completed its review of the preliminary proxy statement or that it will not review the preliminary proxy statement, file and mail a definitive proxy statement for the vote of its stockholders to approve the Proposal. The Corporation covenants and agrees that its Board of Directors shall unanimously recommend that the Proposal be approved by the Corporation’s stockholders at all meetings in which such Proposal is considered and promptly file the necessary amendments to the Corporation’s certificate of incorporation after the Proposal is approved. If the Corporation’s stockholders do not approve the Proposal at the first meeting in which it is voted on by stockholders, the Corporation covenants and agrees that it will submit the Proposal for approval of the Corporation’s stockholders at least semi-annually until such approval is obtained. From and after the Stockholder Approval, the Cap shall no longer be applicable for any purposes hereof.

Section 9. Miscellaneous.

(a) Waiver; Amendment. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Preferred Stock granted hereunder may be waived or amended, subject to agreement with the Corporation as required, as to all shares of Series C Preferred Stock (and the Holders thereof) upon the written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required. Any waiver or amendment effected in accordance with this Section 9(a) shall be binding on all the Holders of Series C Preferred Stock, and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such waiver or amendment.

(b) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(c) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(e) Status of Converted Series C Preferred Stock. If any shares of Series C Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Preferred Stock.

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Series C Certificate of Designation	Page 9

IN WITNESS WHEREOF, Biofrontera Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock to be executed by its duly authorized officer this June 30, 2025.

By:	E. Fred Leffler, III
Title:	Chief Financial Officer

Series C Certificate of Designation	Page 10

ANNEX A

NOTICE OF CONVERSION

(To Be Executed by the Registered Holder
in Order to Convert Shares of Series C Preferred Stock)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C Preferred Stock indicated below, represented by book-entry notation in the register of the transfer agent, into the number of shares of Common Stock of Biofrontera Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on June 30, 2025.

The undersigned Holder’s right to convert the shares of Series C Preferred Stock is subject to (a) prior to Stockholder Approval, the Cap and (b) at all times, the Maximum Percentage described in Section 6(d) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series C Preferred Stock beneficially owned by such Person and its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 9.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series C Preferred Stock owned prior to Conversion:

Number of shares of Series C Preferred Stock to be Converted:

Address for delivery of physical certificates:

OR
for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER:

By:
Name:
Title:
Date:

Series C Certificate of Designation	Page 11

APPENDIX C

CERTIFICATE OF DESIGNATION

OF PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES D CONVERTIBLE PREFERRED STOCK,

DATED AS OF JUNE 30, 2025

See attached.

Execution Version

BIOFRONTERA INC.

Certificate of Designation of Preferences, Rights and Limitations
of
Series D Convertible Preferred Stock

Pursuant To Section 151 of the Delaware General Corporation Law

BIOFRONTERA INC., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Sections 141(c) and 151 of the DGCL, the following resolution was duly adopted by a committee of the Board of Directors of the Corporation acting upon authority delegated by the Board of Directors, which resolution remains in full force and effect on the date hereof:

RESOLVED, pursuant to authority expressly set forth in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the issuance of a series of Preferred Stock designated as the Series D Convertible Preferred Stock, par value $0.001 per share, of the Corporation is hereby authorized and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series) are hereby fixed, and the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock is hereby approved as follows:

SERIES D CONVERTIBLE PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified into.

“Conversion Date” means the date on which the Series D Preferred Stock is converted pursuant to Section 6.

“Conversion Price” means, for the Series D Preferred Stock, $0.6249 per share of Common Stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock in accordance with the terms hereof.

“Conversion Value” means $1,000 per share.

“Deemed Liquidation Event” means (a) a merger or consolidation in which (i) the Corporation is a constituent party or (ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“DGCL” shall mean the Delaware General Corporation Law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Series D Preferred Stock.

“Issuance Date” means June 30, 2025.

“Liquidation” has the meaning set forth in Section 5(a).

“Liquidation Preference” has the meaning set forth in Section 5(a).

“Maximum Percentage” has the meaning set forth in Section 6(d).

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proposal” has the meaning set forth in Section 8.

“Requisite Holders” means Holders of a majority of the then outstanding shares of Series D Preferred Stock, voting together as a single class.

“Series D Liquidation Amount” has the meaning set forth in Section 5(a).

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation, expected to be created contemporaneously with the Series D Preferred Stock.

“Series D Preferred Stock” has the meaning set forth in Section 2(a).

“Stockholder Approval” means the date that the Corporation’s stockholders first approve the Proposal.

“Trading Day” means a day on which the Common Stock is traded for any period on a principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

Section 2. Designation, Amount and Par Value; Assignment; Ranking.

(a) The distinctive serial designations of the series of Preferred Stock designated by this Certificate of Designation shall be designated as the Corporation’s Series D Convertible Preferred Stock (the “Series D Preferred Stock”). Each share of Series D Preferred Stock shall be identical in all respects to every other share of Series D Preferred Stock. The number of shares of Series D Preferred Stock so designated shall be 3,019. The Series D Preferred Stock shall have a par value of $0.001 per share.

(b) The Corporation shall register shares of the Series D Preferred Stock, upon records to be maintained by the Corporation’s transfer agent for that purpose (the “Series D Preferred Stock Register”), in the name of the Holders thereof from time to time. The Corporation and its transfer agent may deem and treat the registered Holder of shares of Series D Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. Shares of Series D Preferred Stock may be issued solely in book-entry form. The Corporation or its transfer agent shall register the transfer of any shares of Series D Preferred Stock in the Series D Preferred Stock Register, upon surrender of the shares of Series D Preferred Stock evidencing such shares to be transferred, to the Corporation’s transfer agent. Upon any such registration or transfer, a new or book-entry notation evidencing the shares of Series D Preferred Stock so transferred shall be issued to the transferee and a new book-entry notation evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within two Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

Series D Certificate of Designation	Page 2

(c) Prior to the Stockholder Approval, the Series D Preferred Stock will be pari passu with the Series C Preferred Stock and senior to the Common Stock and all other series or classes of stock and equity securities of the Corporation with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary Liquidation, dissolution or winding up of the affairs of the Corporation.

(d) The Corporation shall not issue or authorize any class of stock with voting rights, liquidation rights or distribution rights senior to the Series D Preferred Stock without the consent of the Holders of the Series D Preferred Stock.

Section 3. Dividends.

(a) At all times following the Issuance Date, while shares of Series D Preferred Stock are issued and outstanding, holders of Series D Preferred Stock shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series D Preferred Stock equal (on an as-if-converted-to-Common-Stock basis as set forth in Section 6(a) and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. If such dividends are not declared and paid in cash prior to the Stockholder Approval, the dividend amounts will be added to the aggregate Liquidation Preference then outstanding of the Series D Preferred Stock (such dividends will accumulate and will be included in the payments made upon redemption or Liquidation).

(b) The Corporation shall not declare or pay any dividends on any class of stock (other than Common Stock) that is not also declared and paid to the Series D Preferred Stock in a manner that treats the Series D Preferred Stock equally with the other classes of stock receiving such dividend without the consent of the Holders of the Series D Preferred Stock.

Section 4. Voting Rights.

Subject to the last sentence of this Section 4 and Section 6(d), the Series D Preferred Stock is voting stock. Holders of the Series D Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis as determined by dividing the aggregate Conversion Value of all shares of Series D Preferred Stock held by each Holder, together with any dividends declared but unpaid thereon with respect to such shares of Series D Preferred Stock, by the Conversion Price; provided that the voting power of each Holder (including all shares of Common Stock held by such Holder) does not exceed the Maximum Percentage. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series D Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series D Preferred Stock is then-convertible, subject to the Maximum Percentage, on all matters submitted to a vote of stockholders. Notwithstanding the foregoing, the Holders of Series D Preferred Stock are not entitled to vote on any matters submitted to a vote of stockholders until the Stockholder Approval.

Section 5. Liquidation.

(a) Prior to the Stockholder Approval, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including a change of control transaction, or Deemed Liquidation Event (any such event, a “Liquidation”) the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Corporation by reason of their ownership thereof, an amount per share equal to the greater of (i) three times (3X) the Conversion Value, together with any dividends declared but unpaid thereon (the “Liquidation Preference”) or (ii) such amount per share as would have been payable had all shares of Series D Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth herein or otherwise) pursuant to Section 6 immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series D Liquidation Amount”). If upon any such Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full Liquidation Preference, the holders of shares of Series D Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series D Liquidation Amount and all other amounts due to holders of shares of any class of stock that is pari passu with the Series D Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series D Preferred Stock pursuant to the paragraph above or to holders of any shares of any class of stock that is pari passu with the Series D Preferred Stock, shall be distributed among the holders of shares of Common Stock and shares of any class of stock that is junior to the Series D Preferred Stock, pro rata based on the number of shares held by each such holder (or in accordance with the provisions set forth in the applicable Certificate of Designation of Preferences, Rights and Limitations for any class of stock that is junior to the Series D Preferred Stock).

Series D Certificate of Designation	Page 3

(b) Following the Stockholder Approval, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of the shares of Series D Preferred Stock, Series C Preferred Stock, any other classes of capital stock with liquidation rights and Common Stock, pro rata based on the number of shares of Common Stock held by each such holder, treating for this purpose all shares of Series D Preferred Stock as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth herein or otherwise.

Section 6. Conversion.

(a) Conversions at Option of Holder. Subject to the limitations set forth in Section 6(d), at the option of the Holder thereof, each share of Series D Preferred Stock shall be convertible into the number of shares of Common Stock equal to the Conversion Value divided by the Conversion Price, rounded down to the nearest whole share. For the avoidance of doubt, when a Holder converts more than one share of Series D Preferred Stock at the same time pursuant to this Section 6, the number of shares issued for the block of shares taken together as a whole will be rounded down to the nearest share.

(b) Mechanics of Conversion.

(i) Notice of Conversion. Holders shall effect conversions by providing the Corporation and its transfer agent with the form of conversion notice attached hereto as Annex A (“Notice of Conversion”), duly completed and executed. The Notice of Conversion must specify the number of shares of Series D Preferred Stock to be converted, the number of shares of Series D Preferred Stock owned prior to the conversion at issue, and the number of shares of Common Stock to be issued in respect of the conversion at issue. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the DTC participant account nominated by the Holder through DTC’s Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which such a conversion shall be deemed effective (an “Optional Conversion Date”, or, a “Conversion Date”), shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by facsimile or other electronic transmission to, and received during regular business hours by, the Corporation and its transfer agent. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(ii) Delivery of Electronic Issuance Upon Conversion. On or before the earlier of (i) the first (1st) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below), in each case, following the date on which the Holder has delivered a Conversion Notice to the Corporation (the “Share Delivery Date”), the Corporation’s transfer agent shall (a) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the DTC participant account nominated by the Holder through DTC’s DWAC system or (b) if the shares of Series D Preferred stock being converted have been issued in global form eligible for book-entry settlement with DTC, the Conversion Shares shall be delivered to the Holder through book-entry transfer through the facilities of DTC. If in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation and its transfer agent at any time on or before its electronic receipt of such shares, as applicable, in which event the Corporation’s transfer agent shall promptly direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series D Preferred Stock unsuccessfully tendered for conversion to the Corporation. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days on the Corporation’s primary Trading Market with respect to the Common Stock as in effective on the date of delivery of the Notice of Conversion.

Series D Certificate of Designation	Page 4

(iii) Obligation Absolute. Subject to Holder’s right to rescind a Conversion Notice pursuant to Section 6(b)(ii) above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series D Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided that Holder shall not receive duplicate damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iv) Compensation for Buy-In on Failure to Timely Deliver Shares Upon Conversion. If the Corporation fails to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6(b)(ii) (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required to or otherwise purchases (in an open market transaction or otherwise), shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series D Preferred Stock, equal to the number of shares of Series D Preferred Stock, submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(ii). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series D Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the shares of Series D Preferred Stock as required pursuant to the terms hereof; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series D Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(b)(ii).

Series D Certificate of Designation	Page 5

(v) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series D Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series D Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series D Preferred Stock. Such reservation shall comply without regard to the provisions of Section 6(d). The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, non-assessable and free and clear of all liens and other encumbrances.

(vi) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series D Preferred Stock. All fractional shares shall be rounded down to the nearest whole shares of Common Stock.

(vii) Transfer Taxes. The issuance of book entry notations for Conversion Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such book entry notation, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such book entry notation upon conversion in a name other than that of the registered Holder(s) of such shares of Series D Preferred Stock and the Corporation shall not be required to issue or deliver such book entry notation unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(c) Status as Stockholder. Upon each Conversion Date in which the Series D Preferred Stock converts into Common Stock: (i) the shares of Series D Preferred Stock being converted shall be deemed converted into shares of Common Stock; and (ii) the Holder’s rights as a holder of such converted shares of Series D Preferred Stock shall cease and terminate, excepting only the right to receive book entry notations for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series D Preferred Stock.

Series D Certificate of Designation	Page 6

(d) Limitations on Conversion. Prior to the Stockholder Approval, no share of Series D Preferred Stock shall be convertible into shares of Common Stock. Except as set forth in this Section 6(d), a Holder shall not have the right to convert any portion of the Series D Preferred Stock and such Series D Preferred Stock shall not be automatically converted, to the extent that after giving effect to such conversion, such Holder (together with such Holder’s Affiliates, any other Persons acting as a group together, and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)) would beneficially own in excess of 19.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unconverted portion of the Series D Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation’s most recent Form 10-K, Proxy Statement, Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder, where such request indicates that it is being made pursuant to this Section 6(d), the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series D Preferred Stock, by a Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. Upon delivery of a written notice to the Corporation, a Holder may from time to time increase or decrease the Maximum Percentage to any other percentage (notwithstanding the foregoing, in no event in excess of 49.99%) as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Corporation and (ii) any such increase or decrease will apply only to such Holder and other Attribution Parties and not to any other holder of Series D Preferred Stock, provided, for the avoidance of doubt, that no such decrease shall affect the validity of any prior conversion of the Series D Preferred Stock by Holder or any Attribution Party. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms hereof in excess of the Maximum Percentage shall not be deemed to be beneficially owned by a Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert Series D Preferred Stock pursuant to this Section 6(d) shall have any effect on the applicability of the provisions of this Section 6(d) with respect to any subsequent determination of whether Series D Preferred Stock may be converted. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 6(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations set forth in this Section 6(d) shall not apply to any conversions of the Series D Preferred Stock that occur prior to and expressly in connection with a Deemed Liquidation Event.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while any shares of Series D Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock with respect to the then outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(c) Notice to the Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Series D Certificate of Designation	Page 7

(ii) Other Notices. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of Series D Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice; and provided further, that in each case, the Corporation will only be required to provide such information to the Holder if such information shall have been made known to the public prior to or in conjunction with such notice being provided to the Holder.

Section 8. Stockholder Approval. The Corporation shall, as soon as practicable following the Issuance Date, but not more than 30 days thereafter, file a preliminary proxy statement for a vote of its stockholders to approve the issuance of the Series D Preferred Stock and all Conversion Shares, and any other related transactions, to the extent required under Nasdaq Listing Rule 5635 (collectively, the “Proposal”). The Corporation shall, as soon as practicable following notification from the staff of the Commission that it has completed its review of the preliminary proxy statement or that it will not review the preliminary proxy statement, file and mail a definitive proxy statement for the vote of its stockholders to approve the Proposal. The Corporation covenants and agrees that its Board of Directors shall unanimously recommend that the Proposal be approved by the Corporation’s stockholders at all meetings in which such Proposal is considered and promptly file the necessary amendments to the Corporation’s certificate of incorporation after the Proposal is approved. If the Corporation’s stockholders do not approve the Proposal at the first meeting in which it is voted on by stockholders, the Corporation covenants and agrees that it will submit the Proposal for approval of the Corporation’s stockholders at least semi-annually until such approval is obtained.

Section 9. Miscellaneous.

(a) Waiver; Amendment. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series D Preferred Stock granted hereunder may be waived or amended, subject to agreement with the Corporation as required, as to all shares of Series D Preferred Stock (and the Holders thereof) upon the written consent of the Holders of a majority of the shares of Series D Preferred Stock then outstanding, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required. Any waiver or amendment effected in accordance with this Section 9(a) shall be binding on all the Holders of Series D Preferred Stock, and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such waiver or amendment.

Series D Certificate of Designation	Page 8

(b) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(c) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(e) Status of Converted Series D Preferred Stock. If any shares of Series D Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series D Preferred Stock.

********************

Series D Certificate of Designation	Page 9

IN WITNESS WHEREOF, Biofrontera Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock to be executed by its duly authorized officer this June 30, 2025.

By:	E. Fred Leffler, III
Title:	Chief Financial Officer

Series D Certificate of Designation	Page 10

ANNEX A

NOTICE OF CONVERSION

(To Be Executed by the Registered Holder
in Order to Convert Shares of Series D Preferred Stock)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series D Preferred Stock indicated below, represented by book-entry notation in the register of the transfer agent, into the number of shares of Common Stock of Biofrontera Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on June 30, 2025.

The undersigned Holder’s right to convert the shares of Series D Preferred Stock is subject to the Maximum Percentage described in Section 6(d) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series D Preferred Stock beneficially owned by such Person and its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 19.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series D Preferred Stock owned prior to Conversion:

Number of shares of Series D Preferred Stock to be Converted:

Address for delivery of physical certificates:

OR
for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER:

By:
Name:
Title:
Date:

Series D Certificate of Designation	Page 11

Biofrontera Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/BFRI-SPC** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BFRI-SPC

Using a <u>black ink</u> pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote <u>FOR</u> Proposals 1, 2, 3, and 4.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 659701

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

046FNC

The Special Meeting of Stockholders of Biofrontera Inc, will be held on
Tuesday, September 16, 2025 at 10:00 a.m., Eastern Time, virtually via the internet at meetnow.global/MC7JQGV.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders to be held on September 16, 2025 at 10:00 a.m., Eastern Time.
The material is available at www.edocumentview.com/BFRI-SPC

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BFRI-SPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Biofrontera Inc.

Notice of Special Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors for the Special Meeting — September 16, 2025 at 10:00 a.m., Eastern Time

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting all shares of Biofrontera Inc. the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Biofrontera Inc. to be held virtually via the Internet on September 16, 2025 or at any postponements or adjournments thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2, 3, and 4 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Biofrontera Inc.

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.investorvote.com/BFRI-SPC or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BFRI-SPC

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 3 and 4.

+

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 6 5 9 7 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

The Special Meeting of Stockholders of Biofrontera Inc, will be held on
Tuesday, September 16, 2025 at 10:00 a.m., Eastern Time, virtually via the internet at meetnow.global/MC7JQGV.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders to be held on September 16, 2025 at 10:00 a.m., Eastern Time.
The material is available at www.edocumentview.com/BFRI-SPC

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BFRI-SPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Biofrontera Inc.

Notice of Special Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors for the Special Meeting — September 16, 2025 at 10:00 a.m., Eastern Time

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting all shares of Biofrontera Inc. the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Biofrontera Inc. to be held virtually via the Internet on September 16, 2025 or at any postponements or adjournments thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 3 and 4 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.